                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to The BISYS Group, Inc. Amended and Restated Stock Option and Restricted Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a Post-Effective Amendment to the Registration Statement on Form S-8 filed under the Act covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of March, 2000.


                                        /s/ Thomas E. McInerney
                                        -----------------------
                                        Name: Thomas E. McInerney
                                        Title: Director

                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to The BISYS Group, Inc. Amended and Restated Stock Option and Restricted Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a Post-Effective Amendment to the Registration Statement on Form S-8 filed under the Act covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of March, 2000.


                                        /s/ John J. Lyons
                                        -----------------------
                                        Name: John J. Lyons
                                        Title: Director

                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to The BISYS Group, Inc. Amended and Restated Stock Option and Restricted Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a Post-Effective Amendment to the Registration Statement on Form S-8 filed under the Act covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of March, 2000.


                                        /s/ Jay DeDapper
                                        -----------------------
                                        Name; Jay DeDapper
                                        Title: Director

                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to The BISYS Group, Inc. Amended and Restated Stock Option and Restricted Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a Post-Effective Amendment to the Registration Statement on Form S-8 filed under the Act covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of March, 2000.


                                        /s/ Lynn J. Mangum
                                        ---------------------------------
                                        Name:  Lynn J. Mangum
                                        Title: Chairman of the Board,
                                               President, Chief Executive
                                               Officer and Director

                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to The BISYS Group, Inc. 1999 Amended and Restated Stock Option and Restricted Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a Post-Effective Amendment to the Registration Statement on Form S-8 filed under the Act covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of March, 2000.


                                   /s/ Dennis R. Sheehan
                                   -------------------------------
                                   Name:  Dennis R. Sheehan
                                   Title: Executive Vice President
                                          and Chief Financial Officer

                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to The BISYS Group, Inc. Amended and Restated Stock Option and Restricted Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a Post-Effective Amendment to the Registration Statement on Form S-8 filed under the Act covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of March, 2000.


                                                 /s/ Thomas A. Cooper
                                                 -----------------------
                                                 Name:  Thomas A. Cooper
                                                 Title: Director

                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act, of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to The BISYS Group, Inc. Amended and Restated Stock Option and Restricted Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a Post-Effective Amendment to the Registration Statement on Form S-8 filed under the Act covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of March, 2000.



                                          /s/ Robert J. Casale
                                          ----------------------
                                          Name:  Robert J. Casale
                                          Title: Director

                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to The BISYS Group, Inc. Amended and Restated Stock Option and Restricted Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a Post-Effective Amendment to the Registration Statement on Form S-8 filed under the Act covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of March, 2000.



                                          /s/ Joseph J. Melone
                                          ----------------------
                                          Name: Joseph J. Melone
                                          Title: Director